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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 28, 2004


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                         Northeast Indiana Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


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         Delaware                         0-26012                35-1948594
(State or other jurisdiction of      (Commission File)         (IRS Employer
incorporation or organization)            Number             Identification No.)

                648 North Jefferson Street, Huntington, IN 46750
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (260) 356-3311

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Item 5. Other Events.

     On July 28, 2004, Northeast Indiana Bancorp, Inc. issued a news release announcing that a cash dividend had been declared. The release is attached as
Exhibit 99.1 to this report and is incorporated into this Item 5 by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.
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          The following Exhibit is being furnished herewith:

          99.1 Press Release of Northeast Indiana Bancorp, Inc., dated July 28, 2004.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          NORTHEAST INDIANA BANCORP, INC.



Date: July 28, 2004                       By:\S\ STEPHEN E. ZAHN
      -------------                       Stephen E. Zahn
                                          President and Chief Executive Officer




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                                  Exhibit Index
Exhibit
Number                     Description of Exhibit
------                     ----------------------

99.1              Press Release of Northeast Indiana Bancorp, Inc. dated
                  July 28, 2004



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